Deal Name:
We would like to see the following data on the aggregate collateral and on all of the groups in the deal.

	aggregate pool	group: ____1_	group: ______2	group ____3
gross WAC (%)

wtd avg FICO
FICO < 600 (%)
FICO 600-650 (%)

wtd avg CLTV (%)
CLTV = 80 (%)
CLTV > 80.01 (%) (include only 2nd liens in pool)
LTV 95.01 -100 (%)
Full Doc (%)
Stated Doc (%)

purch (%)
CO refi (%)
Own Occ (%)
Prepay Penalty (%)
wtd avg DTI (%)
ARM ? (%)
2/28 (%)
3/27 (%)
1st Lien (%)
Avg Loan Balance
# of Loans
Loan Bal < $100k (%)
Mtg Rates > 12% (%)
Manuf Housing (%)

(%) & largest state code
silent 2nd (%)
IO loans (%)
5yr IO (%)
2 yr IO (%)
IO: FICO
IO LTV (%)
IO DTI (%)
IO full doc (%)
IO: purch (%)